UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Nikola Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Nikola Corporation Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held Virtually on June 5, 2024 at 1:00 p.m., Pacific Time This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report for fiscal year ended December 31, 2023 to Stockholders are available at www.viewproxy.com/nkla/2024. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 26, 2024 to facilitate timely delivery. Important information regarding the Internet availability ofNikola Corporation’s (the “Company”) proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL ANNUAL MEETING AND VOTE AT THE ANNUAL MEETING. To the Stockholders of Nikola Corporation: Notice is hereby given that the Annual Meeting of Stockholders of the Company will be held virtually on June 5, 2024 at 1:00 p.m., Pacific Time. As a registered holder, you may vote your shares at the Annual Meeting by first registering atwww.viewproxy.com/nkla/2024 and then using your Virtual Control Number below. Your registration must be received by 11:59 p.m., Pacific Time on June 4, 2024. On the day of the Annual Meeting, if you have properly registered, you will log in using the password you received via e-mail in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement. Proposals 1. The election of each of the following nine directors to serve for a term expiring at the 2025 annual meeting of stockholders to hold office until their successors are duly elected and qualified. 01. Stephen J. Girsky 02. Michael L. Mansuetti 03. Jonathan M. Pertchik 04. Mary L. Petrovich 05. Steven M. Shindler 06. Bruce L. Smith 07. Carla M. Tully 08. John C. Vesco 09. Andrew M. Vesey 2. The approval of an amendment to the Second Amended and Restated Certificate of Incorporation, including the following sub-proposals: (a) To effect a reverse stock split of the issued shares of our common stock at a ratio ranging from 1 share-for-10 shares up to a ratio of 1 share-for-30 shares, which ratio will be selected by the Board of Directors and set forth in a public announcement. (b) To, contemporaneously with the reverse stock split, effect a reduction in the number of authorized shares of our common stock from 1,600,000,000 to 1,000,000,000. 3. The approval of an amendment to the Nikola Corporation 2020 Stock Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 130,000,000 shares, which is contingent on the approval of Proposal 2(a). 4. The approval, on a non-binding advisory basis, of the compensation paid by us to our named executive officers as disclosed in the Proxy Statement. 5. The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2024. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR ALL OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2(a) AND 2(b), 3, 4, AND 5. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting may be requested by one of the following methods: To view your proxy materials online, go to www.viewproxy.com/nkla/2024. Have the 11-digit control number available when you access the website and follow the instructions. Call 1-877-777-2857 TOLL FREE By e-mail at: requests@viewproxy.com * If requesting materials by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions, or other inquiries should be included with your e-mail requesting material. You must use the 11-digit control number located in the box below. VIRTUAL CONTROL NUMBER Nikola Corporation The following proxy materials are available for you to review at: www.viewproxy.com/nkla/2024 Annual Report on Form 10-KProxy Statement ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a hard copy. You May Vote Your Proxy When You View The Proxy Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. If no such direction is made, the named proxies will vote “FOR ALL” of the director nominees in Proposal 1 and “FOR” Proposals 2(a) and 2(b), 3, 4, and 5. Internet and telephone voting is available through 11:59 p.m., Eastern Time, on June 4, 2024. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone, please call 1-877-777-2857 or By logging onto www.viewproxy.com/nkla/2024 or By e-mail at: requests@viewproxy.com Please include the company name and your control number in the subject line.